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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


           Pursuant to Section 13 or 15(d) of the Securities Exchange
                                   Act of 1934


                Date of Report (Date of earliest event reported)
                ------------------------------------------------
                                February 1, 2001


                             PRIVATE BUSINESS, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)



          Tennessee                   000-25959                62-1453841
          ---------                  ----------                ----------
(State or other jurisdiction  (Commission File Number)  (Employer Identification
      of incorporation)                                           Number)



               9010 Overlook Boulevard, Brentwood, Tennessee 37027
               ---------------------------------------------------
                    (Address of principal executive offices)

                                 (615) 221-8400
                                 --------------
              (Registrant's telephone number, including area code:)



                                 Not applicable
              ----------------------------------------------------
                         (Former name or former address,
                          if changed since last report)



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ITEM 5.  OTHER EVENTS.

         For the purpose of informing the market, the Registrant announces the hiring of Thomas Black as Chief Executive Officer of the Registrant. A press release dated February 1, 2001 relating to the hiring is attached to this Report.











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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    PRIVATE BUSINESS, INC.



                                    By: \s\ Fred Read
                                        ----------------------------------------
                                        Fred Read
                                        Chief Financial Officer

Date: February 5, 2001









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                                  EXHIBIT INDEX


   Exhibit No.
   -----------

      99.1           Press Release dated February 1, 2001












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